EXHIBIT 32
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    CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the year ended December 31, 2006, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ALP LIQUIDATING TRUST.




                                    /s/   Gary Nickele
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                                    Gary Nickele
                                    Chief Executive Officer




                                    /s/   Gailen J. Hull
                                    ------------------------------
                                    Gailen J. Hull
                                    Chief Financial Officer and
                                    Principal Accounting Officer